U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report - July 7, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     333-103673              65-1172823
----------------------------      --------------------      -----------------
(State or other Jurisdiction       (Commission File No.)      (IRS Employer
     of Incorporation)                                    Identification Number)


    731 Chestnut Street, Emmaus, PA                               18049
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


                                 (610) 965-5959
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Required FD Disclosure

          Registrant  files this Current  Report on Form 8-K to submit a copy of
          Registrant's  Press  Release,   dated  July  14,  2003,  regarding  an
          agreement to participate in pooled trust preferred securities.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None

         (b)      Pro Forma Financial Information.

                  None

         (c)      Exhibits:



                  99.1 Press Release, dated July 14, 2003, re: East Penn Financial Corporation Announces $8 Million Participation in Pooled Trust Preferred Securities

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EAST PENN FINANCIAL CORPORATION
                                                (Registrant)


Dated: July 14, 2003                            /s/ Brent L. Peters
                                                ------------------------------
                                                Brent L. Peters, President and
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


                                                                                  PAGE NO. IN
                                                                                    MANUALLY
                                                                                     SIGNED
EXHIBIT NO.                                                                         ORIGINAL
-----------                                                                         --------
99.1     Press Release, dated July 14 2003, re: East Penn Financial Corporation        5
         Announces $8 Million Participation in Pooled Trust Preferred Securities


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